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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 26, 2002

                            PRO-FAC COOPERATIVE, Inc.
               (Exact Name of Registrant as Specified in Charter)

                 New York                                0-20539                          16-6036816
----------------------------------------------    -----------------------    -----------------------------------
(State or other jurisdiction of incorporation)    (Commission File Number)   (IRS Employer Identification Number)


          90 Linden Oaks, Rochester, New York         14625
        ----------------------------------------    ---------
        (Address of Principal Executive Offices)    (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850



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Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

        (a) Financial Statements of Business Acquired.

            None

        (b) Pro-Forma Financial Information.

            None

        (c) Exhibits

        Exhibit No.    Description
        -----------    -----------
        99.1           Statement Under Oath of Stephen R. Wright, Principal Executive Officer,
                       pursuant to Securities and Exchange Commission Order No. 4-460.
        99.2           Statement Under Oath of Stephen R. Wright, Principal Financial Officer,
                       pursuant to Securities and Exchange Commission Order No. 4-460.
        99.3           Certification of Stephen R. Wright, Principal Executive Officer and Principal
                       Financial Officer, pursuant to 18 U.S.C. Section 1350.

Item 9. Regulation FD Disclosure

On September 26, 2002, Stephen R. Wright, the principal executive officer and principal financial officer of Pro-Fac Cooperative, Inc. ("Pro-Fac"), filed with the Securities and Exchange Commission (the "Commission") sworn statements pursuant to Commission Order No. 4-460.

In addition, on September 26, 2002, Pro-Fac filed with the Commission its Annual Report on Form 10-K for the fiscal year ended June 29, 2002. The Report includes the certifications required to be made by Mr. Wright under Section 302 of the Sarbanes-Oxley Act of 2002 and is accompanied by the certifications by Mr. Wright required under Section 906 of the Sarbanes-Oxley Act of 2002.

Copies of the sworn statements pursuant to Commission Order No. 4-460 and the certifications required by Section 906 of the Sarbanes-Oxley Act are attached hereto as Exhibits 99.1, 99.2 and 99.3.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           PRO-FAC COOPERATIVE, INC.



Date: September 26, 2002                   By: /s/ Stephen R. Wright
      ----------------------                   -----------------------
                                               Stephen R. Wright,
                                               General Manager and Secretary
                                               (Principal Executive Officer and
                                               Principal Financial Officer)


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



                                INDEX TO EXHIBITS

      Exhibit No.    Description
      -----------    -----------
      99.1           Statement Under Oath of Stephen R. Wright, Principal Executive Officer,
                     pursuant to Securities and Exchange Commission Order No. 4-460.
      99.2           Statement Under Oath of Stephen R. Wright, Principal Financial Officer, pursuant to Securities and Exchange Commission Order No. 4-460.
      99.3           Certification of Stephen R. Wright, Principal Executive Officer and Principal
                     Financial Officer, pursuant to 18 U.S.C. Section 1350.


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